EXHIBIT 3.1

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "THE GOOD TACO CORPORATION" FILED IN THIS OFFICE ON THE SEVENTH DAY OF APRIL, A.D. 1981, AT 9 O'CLOCK A.M.

Secretary of State
Authentication: *3469563
Date: 06/02/1992

CERTIFICATE OF INCORPORATION
OF
THE GOOD TACO CORPORATION

FIRST: The name of the corporation is: THE GOOD TACO CORPORATION.

SECOND: The address of its registered office in the State of Delaware is 410 South State Street in the City of Dover, County of Kent. The name of the registered agent at such address is UNITED CORPORATE SERVICES, INC.

THIRD: The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 8,000,000 shares of common stock, par value $.01 per share.

FIFTH: The name and mailing address of the incorporator is as follows:
Name: Sharon Anson
Mailing Address: c/o Reavis & McGrath
345 Park Avenue
New York, New York  10154

SIXTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights and powers conferred herein upon stockholders and directors are granted subject to this reservation.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true and accordingly have hereunto set my hand this 6th day of April, 1981.

Sharon Anson, Incorporator

STATE OF NEW YORK
STATE OF NEW YORK

BE IT REMEMBERED that on this 6th day of April 1981, personally came before me a Notary Public for the State of New York, Sharon Anson, the party to the foregoing certificate of incorporation, known to me personally to be such, and she acknowledged the said certificate to be her act and deed and that the facts stated therein are true.

GIVEN under my hand and seal of office the day and year aforesaid.

Notary Public

Susan B. Tillem
Notary Public, State of New York
No. 463-4370
Qualified in Newman County
Certificate Filed in New York
Commission Expires March 30, 1983

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER OF DELAWARE & FOREIGN CORPORATIONS OF "THE GOOD TACO CORPORATION" FILED IN THIS OFFICE ON THE SECOND DAY OF JUNE, A.D. 1981, AT 9 O'CLOCK A.M.

Secretary of State
Authentication: *3469565
Date: 06/02/1992

CERTIFICATE OF MERGER
OF
THE GOOD TACO CORPORATION
(a Florida Corporation)
INTO
THE GOOD TACO CORPORATION
(a Delaware Corporation)

THE GOOD TACO CORPORATION, the undersigned corporation, does hereby certify:
FIRST: The name and state of incorporation of each of the constituent corporations of the merger is as follows:
The Good Taco Corporation (a Delaware corporation)
The Good Taco Corporation (a Florida corporation)

SECOND: An Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of section 252 of the General Corporation Law of the State of Delaware.

THIRD: The name of the corporation surviving the merger is THE GOOD TACO CORPORATION, a Delaware corporation.

FOURTH: The certificate of incorporation of THE GOOD TACO CORPORATION, a Delaware corporation, shall be the certificate of incorporation of the surviving corporation.

FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business is 1851 South Dixie Highway, Pompano Beach, Florida 33060.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished on request and without cost to any stockholders of either constituent corporation.
SEVENTH: The authorized capital stock of each foreign corporation which is a party to the merger is as follows:

                                           Number of
                                          Authorized      Par Value
Corporation                   Class         Shares        per Share
- -----------                   -----         ------        ---------
THE GOOD TACO CORPO-       Common Stock    3,357,200    $.01 par value
RATION (a Florida
corporation)

Dated: May 15, 1981

THE GOOD TACO CORPORATION
(a Delaware corporation)

By:

Richard F. Lynch
President

ATTEST:

By:
Robert F. Bond
Secretary

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE GOOD TACO CORPORATION" FILED IN THIS OFFICE ON THE NINTH DAY OF NOVEMBER, A.D. 1982, AT 9 O'CLOCK A.M.

Secretary of State
Authentication: 3469567
Date: 06/02/1992

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
THE GOOD TACO CORPORATION
(Pursuant to Section 242 of the General
Corporation Law of the State of Delaware)

THE GOOD TACO CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of the Corporation held by conference telephone on September 8, 1982, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that said amendment be considered by the stockholders of the Corporation entitled to vote in respect thereof.

SECOND: That thereafter, pursuant to the By-Laws of the Corporation, the annual meeting of stockholders of the Corporation was duly held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on September 21, 1982, at which meeting the necessary number of shares as required by statute and the Certificate of Incorporation of the Corporation were voted in favor of said amendment.

THIRD: That said amendment would amend the Certificate of Incorporation of the Corporation by adding new Article SEVENTH:

"SEVENTH" The Board of Directors is expressly authorized and empowered to alter, amend or repeal the by-laws of the Corporation, subject to the power of the stockholders of the corporation to alter or repeal any or all by-laws made by the Board of Directors."

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by its President and attested by its Secretary this 21 day of September, 1982.

THE GOOD TACO CORPORATION
By:
Richard F. Lynch
President

(Corporate Seal)
Attest
By:
Robert F. Bond
Secretary

STATE OF FLORIDA
COUNTY OF BROWARD

Be it remembered that on this 22 day of September, 1982, personally came before me Richard F. Lynch, President of The Good Taco Corporation, a corporation organized under the laws of the State of Delaware, party to the foregoing certificate, known to me personally to be such, and acknowledged the said certificate to be the act and deed of said corporation and that the facts stated therein are true; that the signature of the President is his own proper handwriting; that the seal affixed is the common or corporate seal of the said corporation; and that his act of sealing, executing and delivering said certificate was duly authorized by resolution of the board of directors of the said corporation. Given under my hand and seal of office the day and year aforesaid.

Bette J. McKinley
Notary Public

Notary Public, State of Florida
My Commission Expires May 2, 1985

Notarial Seal

STATE OF FLORIDA
COUNTY OF BROWARD

Be it remembered that on this 22 day of September, 1982, personally came before me Robert F. Bond, Secretary of The Good Taco Corporation, a corporation organized under the laws of the State of Delaware, party to the foregoing certificate, known to me personally to be such, and acknowledged the said certificate to be the act and deed of said corporation and that the facts stated therein are true; that the signature of the Secretary is his own proper handwriting; that the seal affixed is the common or corporate seal of the said corporation; and that his act of attesting said certificate was duly authorized by resolution of the board of directors of the said corporation. Given under my hand and seal of office the day and year aforesaid.

Bette J. McKinley
Notary Public
Notary Public, State of Florida
My Commission Expires May 2, 1985

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE GOOD TACO CORPORATION" FILED IN THIS OFFICE ON THE SECOND DAY OF AUGUST, A.D. 1984, AT 9 O'CLOCK A.M.

Secretary of State
Authentication: *3469569
Date: 06/02/1992

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
THE GOOD TACO CORPORATION

(Pursuant to Section 242 of the General
Corporation Law of the State of Delaware)

THE GOOD TACO CORPORATION, a corporation incorporated and existing under the laws of the State of Delaware (hereinafter called the "Corporation"), DOES HEREBY CERTIFY that:

FIRST: At a meeting of the Board of Directors of the Corporation held on May 2, 1984, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that the amendment be considered at the next annual meeting of the stockholders of the Corporation.

SECOND: The annual meeting of stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on June 25, 1984, at which meeting the necessary number of shares as required by Section 242 of the General Law of the State of Delaware and the Certificate of Incorporation of the Corporation were voted in favor of said amendment.

THIRD: Said amendment would amend the Certificate of Incorporation of the Corporation by adding Article EIGHTH to the Corporation's Certificate of Incorporation as follows:

EIGHTH: (a) The number of directors constituting the whole Board shall be as fixed from time to time by vote of a majority of the whole Board; provided, however, that the number of directors shall not be less than three and that the number shall not be reduced so as to shorten the term of any director at the time in office. The number of directors constituting the whole Board shall hereafter be five until otherwise fixed by a majority of the whole Board in accordance with the preceding sentence.

(b) The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the annual meeting of stockholders in 1984, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, or by a sole remaining director. Any directors so chosen shall hold office, until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created or eliminated directorships resulting from an increase or decrease in the authorized number of directors shall be apportioned by the Board of Directors among the three classes of directors so as to maintain such classes as nearly equal as possible.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by its President and attested by its Secretary this 1st day of August, 1984.

THE GOOD TACO CORPORATION

By: Richard F. Lynch
President

(Corporate Seal)

Attest:

By:  Robert F. Bond
Secretary

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP & MERGER OF "THE GOOD TACO CORPORATION" FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JANUARY, A.D. 1986, AT 9 O'CLOCK A.M.

Secretary of State
Authentication: *3469571
Date: 06/02/1992

CERTIFICATE OF OWNERSHIP

Pursuant to Section 253 of the Delaware General Corporation Law, the undersigned hereby certify that The Good Taco Corporation, a Delaware corporation (the "Company"), owns 100% of the stock of GTC Acquisition Corp., a Florida corporation ("GTC"), and that the attached is a true and correct copy of the resolution adopted on the 10th day of January, 1986, by the Board of Directors of the Company providing for the merger of the Company and GTC and the change of the name of the Company as the surviving corporation to "Business Cards Tomorrow, Inc."

Dated:  January 20, 1986

THE GOOD TACO CORPORATION

By:
Its President

And:
Its Assistant Secretary

STATE OF FLORIDA
COUNTY OF BROWARD

I, Nancy J. Smith, a notary public, do hereby certify that on this 20th day of January 1986, personally appeared before me Alton E. Day, who being by me first duly sworn, declared that he is the President, who signed the foregoing document as an officer of the said corporation, and that the statements therein contained are true.

Nancy J. Smith
Notary Public of Florida

My Commission Expires:
Notary Public, State of Florida
My Commission Expires November 29, 1986

STATE OF FLORIDA
COUNTY OF BROWARD

I, Nancy J. Smith, a notary public, do hereby certify that on this 20th day of January 1986, personally appeared before me Michael J. Garrett, who being by me first duly sworn, declared that he is the Assistant Secretary, who signed the foregoing document as an officer of the said corporation, and that the statements therein contained are true.

Nancy J. Smith
Notary Public of Florida

My Commission Expires:
Notary Public, State of Florida
My Commission Expires November 29, 1986

RESOLUTION OF THE BOARD OF DIRECTORS
OF THE GOOD TACO CORPORATION

RESOLVED, that The Good Taco Corporation, a Delaware corporation (the "Company") hereby consent to the following action in accordance with Section 141(f) of the Delaware General Corporation Law:

WHEREAS, the Company now owns all the stock of GTC Acquisition Corp., a stock corporation organized under the laws of the State of Florida ("Subsidiary") and engaged in business similar and incidental to that of the Company; and

WHEREAS, it is deemed advisable that the Company merge with Subsidiary in order that all the estate, property, rights, privileges, and franchises of Subsidiary shall vest in and be possessed by the Company, be it

RESOLVED, That the Company merge with Subsidiary and assume all its obligations, the Company to be the surviving corporation;

RESOLVED FURTHER, That the name of the Company as the surviving corporation shall be changed to "Business Cards Tomorrow, Inc.;" and

RESOLVED FURTHER, That the President or Vice President and the Secretary or Assistant Secretary of the Company are hereby authorized and directed to make and execute, in the name and under the corporate seal of the Company, a certificate of ownership of all the stock of the Subsidiary, and of the adoption and date of adoption of these resolutions, and to file such certificate in the office of the Secretary of State for the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose of these resolutions.

IN WITNESS WHEREOF, I have affixed by name as Assistant Secretary and have caused the corporate seal of said Corporation to be hereunto affixed as of the 10th day of January, 1986.

ASSISTANT SECRETARY

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "BUSINESS CARDS TOMORROW, INC." FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF NOVEMBER, A.D. 1986, AT 10 O'CLOCK A.M.

Secretary of State
Authentication: *3469573
Date: 06/02/1992

Certificate
for Renewal and Revival of Charter

Business Cards Tomorrow, Inc., a corporation organized under the laws of Delaware, the certificate of incorporation of which was filed in the office of the Secretary of State on the 7th day of April 1981, and recorded in the office of the Recorder of Deeds for _______ County, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is Business Cards Tomorrow, Inc.

2. The registered office in the State of Delaware is located at 410 S. State Street, City of Dover, Zip Code 19901 County of Kent the name and address of its registered agent is United Corporate Services, Inc. 410 S. State Street, Dover, DE 19901.

3. The date when the restoration, renewal, and revival of the charter of this company is to commence is the twenty-eighth day of February, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

4. This corporation was duly organized and carried on the business authorized by its charter until the first day of March A.D. 1986, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extensions and restoration of charters, Alton E. Day the last and acting President, and Robert F. Bond, the last and acting Secretary of Business Cards Tomorrow, Inc., have hereunto set their hands to this certificate this 20th day of November, 1986

ALTON E. DAY
LAST AND ACTING PRESIDENT

ATTEST:

ROBERT F. BOND
LAST AND ACTING SECRETARY

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "BUSINESS CARDS TOMORROW, INC." FILED IN THIS OFFICE ON THE SIXTH DAY OF MARCH, A.D. 1987, AT 9 O'CLOCK A.M.

Secretary of State
Authentication: *3469575
Date: 06/02/1992

CERTIFICATE OF AMENDMENT TO
THE CERTIFICATE OF INCORPORATION OF
BUSINESS CARDS TOMORROW, INC.

Business Cards Tomorrow, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), CERTIFIES:

The amendment of the Corporation's Certificate of Incorporation, set forth in the following resolution, approved by the Board of Directors and Shareholders of the Corporation, was adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

RESOLVED, that the number of shares of common stock of the Corporation authorized to be issued by increased from 8,000,000 shares to 25,000,000 shares, and that Article Fourth of the Corporation's Certificate of Incorporation shall be amended to read as follows:

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 25,000,000 shares of common stock, par value $.01 per share.

IN WITNESS WHEREOF, Business Cards Tomorrow, Inc. has caused this Certificate to be signed and attested by its duly authorized officers this 24 day of March, 1987.

BUSINESS CARDS TOMORROW, INC.

By:  Alton E. Day, President

Attest:

Michael J. Garrett, Assistant
Secretary

STATE OF FLORIDA
COUNTY OF BROWARD

BEFORE ME, the undersigned authority, personally appeared Alton E. Day and Michael J. Garrett, who are well known to me to be the persons described in and who subscribed to the above Certificate of Amendment to the Certificate of Incorporation, and they did freely and voluntarily acknowledge before me, according to law, that they made and subscribed the same for the use and purpose therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, at Fort Lauderdale in said County and State this 24 day of March, 1987.

Nancy J. Fryman
Notary Public, State of Florida

My commission expires: November 29, 1990
Bonded through Notary Public Underwriters

State of Delaware
Office of Secretary of State

I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify the attached is a true and correct copy of the Certificate of Amendment of Business Cards Tomorrow, Inc. filed in this office on the sixth day of October, A.D. 1988, at 9 o'clock a.m.

Michael Harkins, Secretary of State
Authentication: 11890834
Date: 10/14/1988

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
BUSINESS CARDS TOMORROW, INC.

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned adopts the following Amendment to its Certificate of Incorporation:

1. The name of the Corporation is Business Cards Tomorrow, Inc.

2. The following amendment to the Certificate of Incorporation was adopted by the Shareholders of the Corporation on October 3, 1988, in the manner prescribed by Sections 211 and 242 of the Delaware General Corporation Law:

Article I

The name of this Corporation shall be American Franchise Group, Inc.

3. The number of shares of the Corporation issued and outstanding at the time of adoption was 7,386,786 shares of common stock, $.01 par value, and the number of shares voting in favor of the Amendment was 6,336,112 shares.

Dated October 3, 1988.

BUSINESS CARDS TOMORROW, INC.

By:  Alton E. Day
President

By:  Michael J. Garrett
Assistant Secretary

STATE OF FLORIDA
COUNTY OF BROWARD

BEFORE ME, the undersigned authority, personally appeared Alton E. Day and M. J. Garrett, who are well known to me to be the persons described in and who subscribed the above Certificate of Amendment to the Certificate of Incorporation, and they did freely and voluntarily acknowledge before me according to the law that they made and subscribed the same for the use and purpose therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal, at Fort Lauderdale in said County and State this 3 day of October, 1988.

Nancy J. Fryman
Notary Public, State of Florida

My commission expires: November 29, 1990
Bonded through Notary Public Underwriters

Exhibit 22

SUBSIDIARIES OF THE REGISTRANT

            NAME OF                STATE OF                 DOING              PERCENT
          SUBSIDIARY             INCORPORATION           BUSINESS AS            OWNED
- -------------------------------  -------------  -----------------------------  --------
Business Cards Tomorrow, Inc.       Florida     Business Cards Tomorrow, Inc.      100%

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "AMERICAN FRANCHISE GROUP, INC." FILED IN THIS OFFICE ON THE SIXTH DAY OF MAY, A.D. 1992, AT 10 O'CLOCK A.M.

Secretary of State
Authentication: *3469583
Date: 06/02/1992

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

AMERICAN FRANCHISE GROUP, INC., (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That by unanimous written consent of the Board of Directors of the Company on May 5, 1992, resolutions were duly adopted pursuant to Section 141(f) of the Delaware General Corporation Law setting forth a proposed amendment of the Certificate of Incorporation of the Company, declaring said amendment to be advisable and calling a meeting of the stockholders of the Company for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Company be authorized to issue 5,000,000 shares of preferred stock, $1.00 par value, and that Article Fourth of the Company's Certificate of Incorporation shall be amended to read as follows:

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 25,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share.

Authority is hereby expressly granted to and vested in the board of directors of the corporation to provide for the issue of the preferred stock in one or more series and in connection therewith to fix by resolutions providing for the issue of such series the number of shares to be included in such series and the designations and voting powers, full or limited, or no voting powers, and the preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such series of the preferred stock which are not fixed by the certificate of incorporation, to the full extent now or hereafter permitted by the laws of the state of Delaware. Without limiting the generality of the grant of authority contained in the preceding sentence, the board of directors is authorized to determine any or all of the following, and the shares of each series may vary from the shares of any other series in any or all of the following respects:

1. The number of shares of such series (which may subsequently be increased, except as otherwise provided by the resolutions of the board of directors providing for the issue of such series, or decreased to a number not less than the number of shares then outstanding) and the distinctive designation thereof;

2. The dividend rights, if any, of such series, the dividend preferences if any, as between such series and any other class or series of stock, whether and the extent to which shares of such series shall be entitled to participate in dividends with shares of any other series or class of stock, whether and the extent to which dividends on such series shall be cumulative, and any limitations, restrictions or conditions on the payment of such dividends;

3. The time or times during which, the price or prices at which, and any other terms or conditions on which the shares of such series may be redeemed, if redeemable;

4. The rights of such series, and the preferences, if any, as between such series and any other class or series of stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation and whether and the extent to which shares of any such series shall be entitled to participate in such event with any other class or series of stock;

5. The voting powers, if any, in addition to the voting powers prescribed by law of shares of such series, and the terms of exercise of such voting powers;

6. Whether shares of such series shall be convertible into or exchangeable for shares of any other series or class of stock, or any other securities, and the terms and conditions, if any, applicable to such right; and

7. The terms and conditions, if any, of any purchase, retirement or sinking fund which may be provided for the shares of such series.

SECOND: The thereafter, on May 5, 1992, pursuant to resolution by written consent of the holders of a majority of the issued and outstanding shares of the common stock of the Company in accordance with Section 228 of the Delaware General Corporation Law, the necessary number of shares as required by statute were voted in favor of the amendment, and written notice of such action has been given to the Company's nonconsenting stockholders in accordance with Section 228.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

FOURTH: That the capital of the Company shall not be reduced under or by reason of said amendment.

Dated:  May 5, 1992

AMERICAN FRANCHISE GROUP, INC.

By:  William A. Wilkerson, President

ATTEST:  Ellen Tannenbaum
Assistant Secretary

State of Delaware
Office of Secretary of State

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "AMERICAN FRANCHISE GROUP, INC." FILED IN THIS OFFICE ON THE TWELFTH DAY OF MAY, A.D. 1992, AT 10:50 O'CLOCK A.M.

Secretary of State
Authentication: *3469591
Date: 06/02/1992

State of Delaware
Secretary of State
Division of Corporations
Filed 10:50 a.m. 05/12/1992
9211335071-911871

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

AMERICAN FRANCHISE GROUP, INC., (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of the Company on May 7, 1992, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Company, declaring said amendment to be advisable and calling a meeting of the stockholders of the Company for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article Fourth of the Company's Certificate of Incorporation shall be amended to read as follows:

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 6,250,000 shares of common stock, par value $.04 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share.

Authority is hereby expressly granted to and vested in the board of directors of the corporation to provide for the issue of the preferred stock in one or more series and in connection therewith to fix by resolutions providing for the issue of such series the number of shares to be included in such series and the designations and voting powers, full or limited, or no voting powers, and the preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such series of the preferred stock which are not fixed by the certificate of incorporation, to the full extent now or hereafter permitted by the laws of the state of Delaware. Without limiting the generality of the grant of authority contained in the preceding sentence, the board of directors is authorized to determine any or all of the following, and the shares of each series may vary from the shares of any other series in any or all of the following respects:

1. The number of shares of such series (which may subsequently be increased, except as otherwise provided by the resolutions of the board of directors providing for the issue of such series, or decreased to a number not less than the number of shares then outstanding) and the distinctive designation thereof;

2. The dividend rights, if any, of such series, the dividend preferences if any, as between such series and any other class or series of stock, whether and the extent to which shares of such series shall be entitled to participate in dividends with shares of any other series or class of stock, whether and the extent to which dividends on such series shall be cumulative, and any limitations, restrictions or conditions on the payment of such dividends;

3. The time or times during which, the price or prices at which, and any other terms or conditions on which the shares of such series may be redeemed, if redeemable;

4. The rights of such series, and the preferences, if any, as between such series and any other class or series of stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation and whether and the extent to which shares of any such series shall be entitled to participate in such event with any other class or series of stock;

5. The voting powers, if any, in addition to the voting powers prescribed by law of shares of such series, and the terms of exercise of such voting powers;

6. Whether shares of such series shall be convertible into or exchangeable for shares of any other series or class of stock, or any other securities, and the terms and conditions, if any, applicable to such right; and

7. The terms and conditions, if any, of any purchase, retirement or sinking fund which may be provided for the shares of such series.

SECOND: The thereafter, on May 11, 1992, pursuant to resolution by written consent of the holders of a majority of the issued and outstanding shares of the common stock of the Company in accordance with Section 228 of the Delaware General Corporation Law, the necessary number of shares as required by statute were voted in favor of the amendment, and written notice of such action has been given to the Company's nonconsenting stockholders in accordance with Section 228.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

FOURTH: That the capital of the Company shall not be reduced under or by reason of said amendment.

Dated:  May 11, 1992

AMERICAN FRANCHISE GROUP, INC.

By:  William A. Wilkerson, President

ATTEST:  Ellen Tannenbaum
Assistant Secretary

CERTIFICATE OF AMENDMENT TO
THE CERTIFICATE OF INCORPORATION OF
BCT INTERNATIONAL, INC.

BCT International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), CERTIFIES:

The amendment to the Corporation's Certificate of Incorporation, set forth in the following resolution, approved by the Board of Directors and Shareholders of the Corporation, was adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

RESOLVED, that the number of shares of common stock of the Corporation authorized to be issued be increased from 6,250,000 shares to 25,000,000 shares, and that Article Fourth of the Corporation's Certificate of Incorporation shall be amended to read as follows:

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 25,000,000 shares of common stock, par value $.04 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share.

IN WITNESS WHEREOF, BCT International, Inc., has caused this Certificate to be signed and attested by its duly authorized officers this 25th day of May, 1994.

BCT INTERNATIONAL, INC.

By:  Peter T. Gaughn,
Vice President and
Chief Operating Officer

Attest:

Laura Sennett, Assistant Secretary